Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO

FRAMEWORK AGREEMENT

This Amendment No. 1 to the Framework Agreement (this “Amendment”) is made effective on the last date of mutual signature below (the “Amendment Effective Date”), by and between Heron Therapeutics, Inc., a Delaware corporation (“Heron”) and Patheon Austria GmbH & Co KG (“Patheon”). Patheon and Heron are each sometimes referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into that certain Framework Agreement, with an effective date of August 6, 2025 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement accordingly, but only in strict accordance with, and as more particularly described in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party to the other, the Parties mutually agree as follows:

1.
Section 7.1(c) and Exhibit A. Provided Patheon receives cleared funds of [***] from Heron in calendar year 2025, in accordance with the payment schedule in Exhibit A of the Agreement,
(a)
the definition of “[***] Purchase Price” in Section 7.1(c) of the Agreement will, as of the Amendment Effective Date, be amended as follows, and

7.1(c) “[***] Purchase Price” means (i) [***], less (ii) the aggregate of any adjustments to the Monthly Payments as set forth in Section 2.4.

(b)
Exhibit A of the Agreement shall, as of the Amendment Effective Date, be hereby deleted in its entirety and replaced with new Exhibit A as attached hereto and incorporated herein.

2.
Entire Agreement; Amendment. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment taken together with the Agreement constitutes the full and complete agreement and understanding between the Parties and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Agreement, as so amended. No provision of the Agreement as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by the Parties. Except as expressly modified by this Amendment, the Agreement and all of its terms and conditions shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

PATHEON: Patheon Austria GmbH & Co KG.		heron: Heron Therapeutics, Inc.
By:	Gerald Reiter	By:	Craig Collard
Title:		Title:
Signature:	/S/ Gerald Reiter	Signature:	/s/ Craig Collard
Date:		Date:

By:	Klaus Hilber
Title:
Signature:	/s/ Klaus Hilber
Date:

EXHIBIT A SETTLEMENT AMOUNT

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